ACQUISITIONS	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS

The following table presents the adjusted purchase price and the allocations thereof, based on our estimates of fair value, for the acquisition of natural gas and crude oil properties during 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011			2010
	Merit (1)	Seneca-Upshur	2003/2002-D Partnerships	2005 Partnerships	Permian	2004 Partnerships
	(in thousands)

Total acquisition cost	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

Recognized amounts of identifiable assets acquired and liabilities assumed:
Assets acquired:
Natural gas and crude oil properties - proved	$180,259	$20,175	$27,940	$39,825	$45,592	$32,730
Natural gas and crude oil properties - unproved	151,428	49,100	—	—	71,647	—
Other assets	3,631	10,196	3,455	3,848	—	3,396
Total assets acquired	335,318	79,471	31,395	43,673	117,239	36,126
Liabilities assumed:
Asset retirement obligation	13,870	8,157	497	300	2,351	912
Other accrued expenses	10,100	—	—	—	615	126
Other liabilities	6,705	1,696	938	358	—	320
Total liabilities assumed	30,675	9,853	1,435	658	2,966	1,358
Total identifiable net assets acquired	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

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(1) Assets acquired and liabilities assumed in the Merit Acquisition are subject to post-closing adjustments as more detailed analyses are completed and additional information is obtained about the acquired natural gas and crude oil properties.

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair values of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural gas properties include estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and a market-based weighted-average cost of capital rate. These inputs require significant judgments and estimates by management at the time of the valuation and are the most sensitive and subject to change.

2012 Acquisitions

Merit Acquisition. On June 29, 2012, we completed the acquisition of certain Wattenberg Field oil and natural gas properties, leasehold mineral interests and related assets located in Weld, Adams and Boulder Counties, Colorado from affiliates of Merit Energy, an unrelated third-party. The aggregate purchase price of these properties was approximately $304.6 million, after post-closing adjustments. We financed the purchase with cash from the May 2012 offering of our common stock and a draw on our revolving credit facility.

This acquisition was accounted for under the acquisition method of accounting. Accordingly, we conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisition were expensed as incurred.

Pro Forma Information. The results of operations for the Merit Acquisition have been included in our consolidated financial statements since the June 29, 2012 closing date, including approximately $11.4 million of total revenue and $9.5 million of income from operations. The following unaudited pro forma financial information presents a summary of the consolidated results of operations for the years ended December 31, 2012 and December 31, 2011, assuming the Merit Acquisition had been completed as of January 1, 2011, including adjustments to reflect the values assigned to the net assets acquired. The pro forma financial information is not necessarily indicative of the results of operations that would have been achieved if the Merit Acquisition had been effective as of these dates, or of future results.

	Year Ended December 31,
	2012	2011
	(in thousands, except per share amounts)

Total revenues	$370,488	$438,204
Total costs, expenses and other	521,178	366,120
Net income (loss)	$(119,343)	$45,688

Earnings per share:
Basic	$(4.31)	$1.94
Diluted	$(4.31)	$1.91

2011 Acquisitions

Seneca-Upshur. In October 2011, PDCM acquired from an unrelated third-party 100% of the membership interests of Seneca-Upshur Petroleum, LLC ("Seneca-Upshur") for a purchase price of $139.2 million ($69.6 million net to PDC), after post-closing adjustments, which was funded by capital contributions by PDCM's investing partners and a draw on PDCM's revolving credit facility. Substantially all of the acreage acquired is held by production, prospective for the Marcellus Shale and is in close proximity to PDCM's existing properties. Following the closing, several title defects were discovered that were not cured by the seller within the time specified by the purchase and sale agreement. Accordingly, PDCM received title defect payments during 2012 totaling $28.9 million, of which $14.5 million represents our share, the effect of which is reflected in the purchase price noted above.

2003/2002-D Partnerships. In October 2011, we acquired from non-affiliated investor partners the remaining working interest in five of our affiliated partnerships: PDC 2002-D Limited Partnership, PDC 2003-A Limited Partnership, PDC 2003-B Limited Partnership and PDC 2003-C Limited Partnership and (the "2002/2003 Partnerships"). We purchased the 2002/2003 Partnerships for an aggregate amount of $30 million, which was funded from our revolving credit facility. These purchases included the non-affiliated investor partners' remaining working interests in wells located in the Wattenberg Field and Piceance Basin.

2005 Partnerships. In June 2011, we acquired from non-affiliated investor partners the remaining working interest in three of our affiliated partnerships: PDC 2005-A Limited Partnership, PDC 2005-B Limited Partnership and Rockies Region Private Limited Partnership (the "2005 Partnerships"). We purchased the 2005 Partnerships for an aggregate amount of $43 million, which was funded from our revolving credit facility. These purchases included the non-affiliated investor partners' remaining working interests wells located in the Wattenberg Field and Piceance Basin.

Pro Forma Information. The results of operations for the Seneca-Upshur, 2002/2003 Partnerships and 2005 Partnerships acquisitions have been included in our consolidated financial statements from the respective dates of acquisition. Pro forma information is not presented as the pro forma results would not be materially different from the information presented in the accompanying statements of operations.

2010 Acquisitions

2004 Partnerships. In December 2010, we acquired the remaining working interest in four of our affiliated partnerships: PDC 2004-A Limited Partnership, PDC 2004-B Limited Partnership, PDC 2004-C Limited Partnership and PDC 2004-D Limited Partnership (the “2004 Partnerships”). We purchased these partnerships for an aggregate amount of $36.5 million, which was funded from our revolving credit facility. These purchases included the remaining working interests in wells located in the Wattenberg Field and Piceance Basin.

Permian Basin. In July 2010, we acquired various producing assets located in the Wolfberry Trend in the Permian Basin in West Texas (the “Wolfberry Assets”). In conjunction with the divestiture of our Michigan asset group, we entered into a like-kind exchange agreement with a qualified intermediary. The Wolfberry Assets were identified as our replacement property in accordance with IRC Section 1031. Sales proceeds of $19.3 million from the Michigan divestiture were transferred directly to the qualified intermediary and, along with $55.7 million from our revolving credit facility, funded the purchase of the Wolfberry Assets. The sale of our Michigan assets resulted in a gain for income tax purposes of $19.2 million, which then resulted in a tax liability of $7.3 million. With the favorable deferral aspects of IRC Section 1031, we were able to defer $6.5 million of this tax liability. In November 2010, we acquired for $39.4 million in cash a second position in the Wolfberry oil trend, including 100% of the interest in producing assets and undeveloped acreage.

Pro Forma Information. The results of operations for the 2004 Partnerships and Wolfberry Assets acquisition have been included in our consolidated financial statements from the respective dates of acquisition. Pro forma information is not presented as the pro forma results would not be materially different from the information presented in the accompanying statements of operations.